UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(239) 403-4600

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 5, 2013, pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of September 23, 2013 (the “Merger Agreement”), by and among ACI Worldwide, Inc., a Delaware corporation (“ACI”), Olympic Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of ACI (“Purchaser”), and Official Payments Holdings, Inc., a Delaware corporation (“OPAY”), Purchaser was merged with and into the OPAY, with OPAY continuing as the surviving corporation and as a wholly owned subsidiary of ACI.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, pursuant to the terms of the Merger Agreement and upon the terms and conditions thereof, ACI and Purchaser commenced a tender offer (the “Offer”) on October 4, 2013 to acquire all of the outstanding shares of OPAY’s common stock, par value $0.01 per share (the “Shares”), for $8.35 per Share in cash, without interest and subject to applicable withholding taxes.

On November 5, 2013, ACI announced the completion of the Offer, which expired at 12:00 midnight, New York City time, on Monday, November 4, 2013. Based on information provided by the Depositary, 11,263,992 Shares were validly tendered and not withdrawn in the Offer (excluding Shares that were tendered pursuant to guaranteed delivery procedures), representing a majority (approximately 67.3%) of the outstanding Shares. The aggregate number of Shares validly tendered and not properly withdrawn pursuant to the Offer satisfies the Minimum Condition.

As the final step of the acquisition process and in accordance with the Merger Agreement and Section 251(h) of the DGCL, ACI completed the acquisition of OPAY by means of a merger of Purchaser with and into OPAY, with OPAY continuing as the surviving corporation and as a wholly owned subsidiary of ACI. At the effective time of the Merger, 8:42 a.m., New York City time, on November 5, 2013, each Share outstanding (other than Shares owned by OPAY, ACI, Purchaser, or any wholly owned subsidiary of OPAY, ACI or Purchaser, or held by shareholders who properly demand and perfect appraisal rights under Delaware law) was converted into the right to receive $8.35, in cash, without interest and less any required withholding taxes. Following the Merger, all Shares were delisted and ceased to trade on the NASDAQ.

Item 8.01. Other Events.

On November 5, 2013, ACI issued a press release announcing the results and expiration of the Offer and the completion of the Merger. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Exhibit Number	Description

99.1	Press Release, dated November 5, 2013 (incorporated by reference to the Schedule TO filed by ACI Worldwide, Inc. with the Securities and Exchange Commission on November 5, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013

ACI WORLDWIDE, INC.

By:	/s/ Dennis P. Byrnes
Name:	Dennis P. Byrnes
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 5, 2013 (incorporated by reference to the Schedule TO filed by ACI Worldwide, Inc. with the Securities and Exchange Commission on November 5, 2013).